CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income for the year	$ 4,461,461	$ 1,895,581
Derivative financial instruments (Note 18):
Reclassified from the cash flow hedge reserve to net income	1,176	1,176
Cash flow hedge reserve, net of reclassification	1,176	1,176
Pension benefit obligations:
Remeasurement loss on pension benefit obligations	(2,704)	(2,254)
Income tax impact	43	46
Equity securities (Note 18):
Net change in fair value of equity securities	790,066	56,944
Income tax impact	(110,975)
Total other comprehensive income that will not be reclassified to net income, net of tax	676,430	54,736
Other comprehensive income for the year	677,606	55,912
Comprehensive income for the year	$ 5,139,067	$ 1,951,493